Exhibit (c)(10)

Exhibit (c)(10)

CONFIDENTIAL DRAFT

Project Wellington

Board Discussion Materials

13 April 2006

CONFIDENTIAL DRAFT
L:\M&A_NY\Dept_Only\Hill\Current\Wellington\Presentation\April Presentation Materials\WIP\Wellington April Board Presentation 4-12-06v3.ppt\A2XP\13 APR 2006\1:55 AM\2

Project Wellington

Table of Contents

Section 1	Business Review
Section 2	Analysis of Stock Price
Section 3	Valuation Review
Section 4	Considerations

Morgan Stanley

CONFIDENTIAL DRAFT

Project Wellington

Section 1

Business Review

CONFIDENTIAL DRAFT

Project Wellington

Business Review

Segment Breakdown

2003A & 2006E Revenue and Adjusted EBITDA

- Since 2003, Wellington has nearly doubled its revenue base and expanded its receivables management business
- Wellington projects continued increases in Revenue and EBITDA due to organic growth and acquisitions
- Acquisitions in 2004 and 2005 account for over 25% of 2006E revenue base
  - 2006E management projections include full year impact of Intrado and Raindance results

Revenue: $988MM[(1)]
2003A


Receivables Mgmt.
3%
Conf. Srvcs.
16%
Comm. Services
80%

Source December 31, 2005 10-K

Revenue: $1,899MM[(1)]
2006E


Receivables Mgmt.
13%
Conf. Srvcs.
31%
Comm Services
57%

Source Management Base Case estimates

Adjusted EBITDA: $232MM[(2)]
2003A


Receivables Mgmt.
1%
Conf. Srvcs.
23%
Comm.Services
76%

Source December 31, 2005 10-K and management estimates

Adjusted EBITDA: $462MM[(2)]
2006E


Receivables Mgmt.
9%
Comm. Services
49%
Conf. Srvcs.
42%

Source Management Base Case estimates

Notes
1. Segment analysis excludes Inter-Segment Eliminations
2. Includes Other Income and reduced for Minority Interest (assumed cash outflow). Receivables Management EBITDA reduced by Minority Interest. Other Income included in segment percentages (per management estimates). Corporate costs and eliminations not included in segment percentages

Morgan Stanley

1

CONFIDENTIAL DRAFT

Project Wellington

Internal and acquisition - driven growth have more than offset the decline in Outbound-to-Consumer revenues

Business Review

Revenue Growth

2001 - 2006

Total Revenue (Pre-Eliminations) (1)

$M

2001 – 2005 CAGR: 18.3%

2,000

1,921

1,800

226

1,600

1,529

516

1,400

1,219

439

1,200

988

302

247

1,000

216

821

160

780

99

34

74

800

12

91

163

130

185

600

932

400

800

727

646

664

595

200

0

(2)

2001

2002

2003

2004

2005

2006E

Communication Services (excluding outbound)

Outbound to Consumer

Receivables Management

Conferencing

Pending Acquisitions

Notes

1. Total Revenue includes Inter-Segment Eliminations

2. Per Management Base Case estimates

CONFIDENTIAL DRAFT

Project Wellington

Five-Year Cumulative Cash Flows

$MM

2001-2005

Net Income

$496

D&A

410

WC/Other

18

Total CFO

923

Capex (net of disposals)

(269)

Net Portfolio Activity

(4)

Other

(20)

Total FCF(1)

630

Business Acquisitions

(908)

Business Review

Cash Flow Generation

2001 - 2005

Cash Generation and Use

$MM

500

471

400

300

280

286

264

1

425

12

219

225

20

200

210

194

123

279

117

102

225

100

200

80

46

117

102

77

46

46

58

43

0

2001A

2002A

2003A

2004A

2005A

Cash Flow from Operations

Net Impact of Portfolio Activity (1)

Cash Used for Capex (net of disposals)

Cash Used for Acquisitions

Notes

1. Net Impact of Portfolio Activity includes all activity related to purchased receivable portfolios as shown under Cash Flows from Investing and Cash Flows from Financing (Purchase of Portfolio Receivables, Collections Applied to Principal of Portfolio Receivables, Payments of Portfolio Notes Payable, Proceeds from Issuance of Portfolio Notes Payable)

CONFIDENTIAL DRAFT

Project Wellington

Business Review

Summary of Updated Financial Forecast

Management Cases – Base and Revised

Net Revenues
$MM


3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,524
N/A
1,899 1,922
2,062 2,094
2,249 2,289
2,447 2,488
2,662 2,712
2005A 2006E 2007E 2008E 2009E 2010E
Base
Revised

Source Management estimates and December 31, 2005 10-K

Adjusted EBITDA[(2)]
$MM


800
700
600
500
400
300
200
100
0
364
N/A
462 465
500 520
542 568
587 626
640 689
2005A 2006E 2007E 2008E 2009E 2010E
Base
Revised

Source Management estimates and December 31, 2005 10-K

2006E - 2010E CAGR	Base Case	Revised Case
Net Revenue	8.8%	9.0%
Adj. EBITDA [(2)]	8.4%	10.3%
EBIT	12.5%	15.1%
EPS	16.3%	19.1%

EBIT
$MM


600
500
400
300
200
100
0
267
N/A
322 321
361 382
413 439
456 494
516 564
2005A 2006E 2007E 2008E 2009E 2010E
Base
Revised

Source Management estimates and December 31, 2005 10-K

EPS


5
4
3
2
1
0
$2.11
N/A
$2.27 $2.28
$2.62 $2.80
$3.21 $3.42
$3.65 $3.97
$4.16 $4.58
2005A 2006E 2007E 2008E 2009E 2010E
Base
Revised

Source Management estimates and December 31, 2005 10-K

Notes
1. 2005A data based on December 31, 2005 10-K. Management Case assumes full year of contribution from Intrado and Raindance acquisitions in 2006
2. Includes Other Income and reduced for Minority Interest (assumed cash outflow)

MorganStanley

4

CONFIDENTIAL DRAFT

Project Wellington

Business Review

Management Base Case vs. Street Estimates

Management Base Case vs. Street Case(1)

$MM

Management Base Case

Street (4/12/06)

Street (3/14/06)

2006E

2007E

2006E

2007E

2006E

2007E

Revenue

1,899

2,062

1,875

2,106

1,706

1,854

Street Basis EBITDA

463

506

459

501

409

438

% Margin

24%

25%

24%

24%

24%

24%

EBIT

322

361

312

369

288

319

% Margin

17%

18%

17%

18%

17%

17%

EPS

$2.27

$2.62

$2.26

$2.62

$2.23

$2.47

Notes

1. Management Base Case assumes full year of contribution from Intrado and Raindance acquisitions in 2006. Street estimates based on IBES median

CONFIDENTIAL DRAFT

Project Wellington

Business Review

Analysts' Views

- **Wall Street analysts have generally increased their estimates for West following the release of new financial guidance on April 6, 2006**

Analysts' Views
$US, except where noted

	Date	Revenue ($MM)			EBITDA ($MM)			2006E EPS			Price Target		
		Prior	Revised	% Change	Prior	Revised	% Change	Prior	Revised	% Change	Prior	Revised	% Change
Credit Suisse	04/09/06	1,676	1,878	*12%*	409	472	*15%*	$2.19	$2.28	*4%*	$47.00	$61.00	*30%*
First Analysis Securities	04/07/06	1,793	1,878	*5%*	408	435	*7%*	$2.19	$2.26	*3%*	$48.00	$52.00	*8%*
JMP Securities	04/07/06	1,702	1,880	*11%*	396	458	*15%*	$2.37	$2.37	*0%*	$50.00	$53.00	*6%*
Suntrust Robinson	04/06/06	1,682	1,864	*11%*	N/A	396	*N/A*	$2.20	$2.24	*2%*	$53.00	$53.00	*0%*
CIBC	04/06/06	1,686	1,883	*12%*	405	456	*N/A*	$2.22	$2.29	*3%*	N/A	N/A	*N/A*
Banc of America	04/06/06	1,748	1,809	*3%*	N/A	N/A	*N/A*	$2.15	$2.22	*3%*	$42.00	$42.00	*0%*
Robert W. Baird	04/06/06	1,693	1,878	*11%*	414	460	*11%*	$2.25	$2.27	*1%*	$50.00	$54.00	*8%*
Boenning & Scattergood	04/07/06	1,681	1,860	*11%*	406	459	*13%*	$2.18	$2.26	*4%*	$49.00	$54.00	*10%*
Goldman Sachs	04/06/06	1,791	1,872	*5%*	439	459	*N/A*	$2.22	$2.28	*3%*	N/A	$58.00	*N/A*
Average		*1,717*	*1,867*	*9%*	*411*	*449*	*12%*	*$2.22*	*$2.27*	*3%*	*$48.43*	*$53.38*	*9%*

Source Wall Street Research, Bloomberg

Morgan Stanley

6

CONFIDENTIAL DRAFT

Project Wellington

Section 2

Analysis of Stock Price

CONFIDENTIAL DRAFT

Project Wellington

Wellington Stock Price Performance

Last Three Years

As of 4/12/06

$48.44

10 Day Average

$45.46

As of 3/10/06(1)

$42.71

30 Day Average

$44.23

60 Day Average

$42.95

90 Day Average

$42.14

1 Year Average

$39.33

2 Year Average

$34.55

3 Year Average

$31.25

52 Week High

$48.44

Relative Stock Price Performance

Wellington

S&P 500

Last 10 Days

8.5%

(0.9%)

Last 30 Days

11.4%

(0.1%)

Last 60 Days

20.5%

0.8%

Last 90 Days

23.0%

1.8%

Last 1 Year

41.8%

8.4%

Last 2 Years

85.5%

12.5%

Last 3 Years

144.9%

48.3%

Analysis of Stock Price

Stock Price Performance

Last Three Years

US$

50.00

48.44

45.00

45.46

44.23

42.95

42.14

40.00

39.33

35.00

34.55

31.25

30.00

25.00

20.00

15.00

10.00

5.00

4/12/03

8/7/03

12/2/03

3/30/04

7/27/04

11/18/04

3/17/05

7/13/05

11/4/05

4/12/06

Wellington

3 Year Avg.

2 Year Avg.

1 Year Avg.

90 Day Avg.

60 Day Avg.

30 Day Avg.

10 Day Avg.

Source FactSet

Notes

1. March 10, 2006 price of $42.71 used for March 14, 2006 board presentation

CONFIDENTIAL DRAFT

Project Wellington

The most recent increases in stock price may be associated with increased 2006E guidance and potential market speculation

– The price has increased 13% since April 4, 2006

Analysis of Stock Price

Annotated Stock Price Performance

Since January 1, 2006

Stock Price Performance $US

4/6/06: Wellington completes Raindance acquisition and raises 2006 guidance

2/1/06: Wellington reports record fourth quarter and fully year 2005 results

2/6/06: Wellington announces agreement to purchase Raindance Communications

3/29/06: Project Wellington diligence meeting in Omaha, NE

4/5/06: Project Wellington diligence meeting in Omaha, NE

50

48

46

44

42

40

38

36

800

700

600

500

400

300

200

100

0

1-Jan-06

17-Jan-06

31-Jan-06

14-Feb-06

1-Mar-06

15-Mar-06

29-Mar-06

12-Apr-06

CONFIDENTIAL DRAFT

Project Wellington

Analysis of Stock Price

Stock Price Performance

Stock Price Performance	Wellington			Comparable Basket [1]		S&P 500	
	Price	Volume	% Change	% Change	Difference	% Change	Difference
4/12/06	$48.44	141,245	0.3%	0.6%	(0.3%)	0.1%	0.1%
4/11/06	$48.31	504,757	4.1%	(1.2%)	5.4%	(0.8%)	4.9%
4/10/06	$46.40	193,421	0.5%	0.6%	(0.1%)	0.1%	0.4%
4/7/06	$46.18	320,596	1.4%	(0.7%)	2.2%	(1.0%)	2.4%
4/6/06 - Updated '06 Guidance	*$45.54*	*302,783*	*3.3%*	*(0.3%)*	*3.6%*	*(0.2%)*	*3.5%*
4/5/06	$44.10	173,290	2.7%	(0.2%)	2.9%	0.4%	2.3%
4/4/06	$42.93	206,292	(1.0%)	0.6%	(1.5%)	0.6%	(1.6%)
4/3/06	$43.35	154,494	(2.9%)	(0.7%)	(2.3%)	0.2%	(3.2%)
3/31/06	$44.66	111,163	0.0%	0.6%	(0.6%)	(0.4%)	0.4%
3/30/06	$44.65	125,457	(0.7%)	(0.1%)	(0.6%)	(0.2%)	(0.5%)
Average Post-Guidance [3]	$46.97	292,560					
10-Day Average Pre-Guidance [4]	$44.32	123,128					
Performance Post Guidance [3]			9.8%	(1.1%)	11.0%	(1.8%)	11.6%
10-Day Perf. Pre-Guidance [4]			(1.3%)	0.6%	(2.0%)	0.8%	(2.1%)

Notes
1. Comparable companies include Convergys, ICT, NCO, PeopleSupport, Sitel, SR. Teleperformance, Sykes, TeleTech, Premiere Global Services, WebEx, Asset Acceptance Capital, Asta Funding, Encore Capital, Portfolio Recovery Associates, DST Systems, Accenture, Affiliated Computer Services and Fiserv
2. Wellington provided updated 2006 guidance on April 6, 2006
3. Post-updated 2006 guidance period is 4/6/06 - 4/12/06
4. 10-Day pre-updated 2006 guidance period is 3/23/06 - 4/5/06

Morgan Stanley

9

CONFIDENTIAL DRAFT

Project Wellington

Wellington’s stock price has generally tracked the company’s earnings performance

– Recent increases in stock price due to improved estimates in 2004 and 2005

Analysis of Stock Price

EPS: Forecast vs. Actual

1997 – 2006

Historical and Projected Fiscal Year EPS $

Share Price $

2.50

50.00

2.25

45.00

2.00

40.00

1.75

35.00

1.50

30.00

1.25

25.00

1.00

20.00

0.75

15.00

0.50

10.00

0.25

5.00

0.00

0.00

Apr-97

Apr-98

Apr-99

Apr-00

Apr-01

Apr-02

Apr-03

Apr-04

Apr-05

Apr-06

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006E

Actual EPS

Wellington Share Price

Source Factset

CONFIDENTIAL DRAFT

Project Wellington

NTM P/E Ratio

Date

Wellington

As of 4/12/06

21.1x

As of 3/10/06(1)

18.8x

1 Year Avg.

18.0x

2 Year Avg.

17.5x

3 Year Avg.

17.0x

Analysis of Stock Price

Next Twelve Months P/E Ratio

Last Three Years

NTM P/E Ratio

22.0x

21.0x

20.0x

19.0x

18.0x

17.0x

16.0x

15.0x

14.0x

13.0x

12.0x

11.0x

10.0x

4/12/03

7/28/03

11/7/03

2/25/04

6/9/04

9/23/04

1/6/05

4/22/05

8/5/05

11/17/05

4/12/06

Wellington

Source

FactSet

Notes

1. March 10, 2006 Wellington price of $42.71 used for March 14, 2006 board presentation

CONFIDENTIAL DRAFT

L:\M&A_NY\Dept_Only\Hill\Current\Wellington\Presentation\April Presentation Materials\WIP\Wellington April Board Presentation 4-12-06v3.ppt\A2XP\13 APR 2006\1:55 AM\16

Project Wellington

Section 3

Valuation Review

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Summary Preliminary Valuation

Valuation

Equity Value/Share ($USD) (1)

LTM Trading Range

Analyst Price Targets (2)

Comparable Companies

18x – 19x 2006E P/E, Mgmt. Forecast ($2.27)

8.0x – 8.75x 2006E Mgmt. Adj. EBITDA (3)

Precedent Multiples Paid

9.0x – 11.0x 2005A EBITDA (4)

Precedent Premiums Paid

Approximately 17% – 24% Premium to 30-Day Avg

LBO Analysis

Management Case

Revised Case

Discounted Cash Flow Analysis (5)

Management Case

Revised Case

3/10/06 Price

4/12/06 Price

$ 42.71(6)

$ 48.44

31.17

39.65

48.44

37.50

47.77

54.46

40.86

43.13

40.19

44.72

40.19

50.92

51.75

54.85

42.00

47.00

44.00

49.00

41.48

51.24

45.25

55.77

25

30

35

40

45

50

55

60

65

70

Volume Weighted Average Price

Median

Notes

1. Based on fully diluted shares outstanding (treasury method)

2. Discounted by one year at cost of equity of 12%

3. Includes Other Income and reduced by Minority Interest (assumed cash flow)

4. Wellington 2005 EBITDA as per 2005 10-K plus Intrado and Raindance 2005 EBITDA, as per their respective 2005 10-Ks

5. Assumes WACC range of 10.0% - 12.0%, EBITDA exit multiple range of 7.5x – 8.5x

6. March 10, 2006 Wellington price of $42.71 used for March 14, 2006 board presentation

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Valuation Matrix

Adjusted for Intrado and Raindance Acquisitions

West Corporation Valuation Matrix
Adjusted for Acquisitions
$MM, except for per share amounts

Price Per Share	Prem. / (Disc.) to Current	Total Equity Value[1]	Founders' Equity Value[2]	Public Equity Value	Aggregate Value[3]	Aggregate Value / Revenue 2005 Adj.[4]	Aggregate Value / Revenue 2006E	Aggregate Value / EBITDA 2005 Adj.[5]	Aggregate Value / EBITDA 2006[6]	Price / EPS 2006E	Price / EPS 2007E	PEG[7] 2006E
Statistic	*$48.44*	*$3,571*	*$1,939*	*$1,631*	*$4,331*	*$1,745*	*$1,899*	*$411*	*$462*	*$2.27*	*$2.62*	*16.0%*
$42.00	(13.3%)	$3,077	$1,681	$1,396	$3,837	2.2x	2.0x	9.3x	8.3x	18.5x	16.0x	1.2x
$43.00	(11.2%)	$3,154	$1,721	$1,432	$3,914	2.2x	2.1x	9.5x	8.5x	18.9x	16.4x	1.2x
$44.00	(9.2%)	$3,230	$1,761	$1,469	$3,990	2.3x	2.1x	9.7x	8.6x	19.4x	16.8x	1.2x
$44.50	(8.1%)	$3,269	$1,781	$1,487	$4,029	2.3x	2.1x	9.8x	8.7x	19.6x	17.0x	1.2x
$45.00	(7.1%)	$3,307	$1,801	$1,506	$4,067	2.3x	2.1x	9.9x	8.8x	19.8x	17.2x	1.2x
$46.00	(5.0%)	$3,384	$1,841	$1,542	$4,144	2.4x	2.2x	10.1x	9.0x	20.2x	17.6x	1.3x
$47.00	(3.0%)	$3,460	$1,882	$1,579	$4,220	2.4x	2.2x	10.3x	9.1x	20.7x	17.9x	1.3x
$48.00	(0.9%)	$3,537	$1,922	$1,615	$4,297	2.5x	2.3x	10.4x	9.3x	21.1x	18.3x	1.3x
$48.44	0.0%	$3,571	$1,939	$1,631	$4,331	2.5x	2.3x	10.5x	9.4x	21.3x	18.5x	1.3x
$49.00	1.2%	$3,614	$1,962	$1,652	$4,374	2.5x	2.3x	10.6x	9.5x	21.6x	18.7x	1.3x
$50.00	3.2%	$3,690	$2,002	$1,689	$4,450	2.6x	2.3x	10.8x	9.6x	22.0x	19.1x	1.4x
$51.00	5.3%	$3,767	$2,042	$1,725	$4,527	2.6x	2.4x	11.0x	9.8x	22.4x	19.5x	1.4x
$52.00	7.3%	$3,843	$2,082	$1,762	$4,603	2.6x	2.4x	11.2x	10.0x	22.9x	19.9x	1.4x

Notes
1. Fully diluted equity value (treasury method) of 73.7MM shares at $48.44 / share. Shares outstanding and options per management guidance
2. Assumes Gary L. West and Mary E. West own 40.0MM basic shares, as per management
3. Assumes estimated net debt at 5/1/06 of $760MM
4. Wellington 2005 revenue as per 2005 10-K plus Intrado and Raindance 2005 revenue, as per their respective 2005 10-Ks
5. Wellington 2005 EBITDA as per 2005 10-K plus Intrado and Raindance 2005 EBITDA, as per their respective 2005 10-Ks
6. Includes Other Income and reduced by Minority Interest (assumed cash flow)
7. 2006E growth rate as per I/B/E/S estimate

Morgan Stanley

13

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Comparable Companies

As of April 12, 2006

2006E P / E

x

30

25

20

15

10

5

0

27.3

23.3

22.4

21.8

21.6

17.1

16.8

13.4

23.8

10.6

16.4

13.1

11.5

9.1

18.9

18.0

16.4

16.2

Wellington

21.3x

Sykes

Sitel

ICT

TeleTech

PSPT

SR. Tele.

Convergys

NCO

WebEx

Prem. Global

Port. Rec.

Asset Accpt.

Asta

Encore

DST

ACN

Fiserv

ACS

Customer Care

Conferencing

Receivables Mgmt.

BPO

Source I/B/E/S, Wall Street Research, latest available company filings

Aggregate Value / 2006E EBITDA

x

14

11.3

12

9.8

9.1

8.4

8.8

8.4

8.8

10

7.3

8.1

6.9

6.8

6.8

12.8

Wellington

8

6.3

6.2

5.8

5.2

5.2

9.4x

6
4
2

0

Sykes

ICT

TeleTech

Convergys

PSPT

NCO

Sitel

SR. Tele.

WebEx

Prem. Global

Port. Rec.

Asta

Asset Accpt .

Encore

DST

ACN

Fiserv

ACS

Customer Care

Conferencing

Receivables Mgmt.

BPO

Source I/B/E/S, Wall Street Research, latest available company filings

CONFIDENTIAL DRAFT

Project Wellington

Analysis includes acquisition premiums for US public targets from 1999 – 2006YTD

– Transactions >$1Bn involving 100% cash consideration

Premiums have declined during the past 3 years

Valuation Review

Premium Analysis (1)

100% Cash Deals > $1Bn; 1999 – 2006YTD

Premiums by Quartile

1-Day Prior

30-Days Prior

%

2003 - 2006YTD

2003 - 2006YTD

# of Transactions

101

101

1st Quartile

High

96.7%

105.8%

Low

33.0%

38.5%

Mean

47.2%

51.0%

Median

38.3%

48.4%

2nd Quartile

High

32.7%

37.3%

Low

20.7%

24.3%

Mean

26.5%

31.4%

Median

26.6%

32.9%

3rd Quartile

High

20.6%

24.0%

Low

13.2%

17.5%

Mean

16.9%

20.4%

Median

17.0%

19.9%

4th Quartile

High

12.6%

17.3%

Low

-9.5%

-8.8%

Mean

4.9%

9.7%

Median

5.1%

11.5%

Total Mean

23.7%

28.0%

Total Median

20.6%

28.0%

Source Thomson

Market Median Premiums

%

60

50

40

30

20

10

0

1999

2000

2001

2002

2003

2004

2005

2006

51.7

49.9

44.6

40.1

39.4

39.4

36.4

32.9

31.7

28.0

27.3

24.7

23.5

21.1

20.6

16.1

30-Days Prior

1-Day Prior

# of

Transactions

42

35

15

6

9

29

52

11

Source Thomson

Notes

1. Premiums include 100% cash deals from 1999 – 2006YTD (3/11/06) above $1Bn in transaction value whereby the acquiror sought more than 50% of outstanding shares. Excludes deals with premium below negative 10% and those with premium greater than 100%

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Precedent Transactions

Selected Industry Transactions

Premiums Paid Analysis
Business Process Outsourcing

Ann. Date	Target / Acquiror	Agg. Value ($MM)	Premium (30-day)	Aggregate Value / Revenue LTM	Aggregate Value / Revenue Forward	Aggregate Value / EBITDA LTM	Equity Value / Net Income LTM	Equity Value / Net Income Forward
Customer Care / Teleservices								
6-Feb-06	**Raindance Communications Inc. / West Corp.**[1]	110	36.4%	1.5x	1.4x	8.9x	30.0x	22.5x
30-Jan-06	**Intrado Inc. / West Corp.**[2]	465	12.9%	3.2x	3.0x	12.8x	37.1x	37.1x
10-May-05	**Sprint (Conferencing Assets) / West Corp.**	207		1.8x	NA	4.0x	7.8x	NA
11-Jun-04	**Language Line Inc. / ABRY Partners**	717		5.1x	NA	10.4x	14.9x	NA
27-Mar-03	**InterCall Inc. / West Corp.**	400		2.0x	NA	5.7x	13.7x	NA
18-Nov-03	**RMH Teleservices Inc. / NCO Group Inc.**	116	63.7%	0.4x	NA	10.2x	NMF	NA
	Mean			2.3x	2.2x	8.7x	20.7x	29.8x
	Median			2.2x	2.7x	10.2x	22.8x	22.5x
A/R Management								
7-Jul-05	**Risk Management Alternatives, Inc. / NCO Group**	119		0.4x	NA	NA	NA	NA
23-Jul-04	**Worldwide Asset Management LLC / West Corp.**	164		1.6x	NA	5.8x	NA	NA
22-Dec-03	**Patient Accounting Services / ACS Inc.**	104		1.5x	NA	NA	NA	NA
	Mean			1.2x	NA	5.8x	NA	NA
	Median			2.2x	NA	10.3x	NA	NA
Other BPO								
8-Mar-06	**SOURCECORP, Inc. / Affiliates of Apollo Management**	474	18.3%[3]	1.2x	NA	10.6x	15.0x	NA
9-Feb-06	**ADP (Claims Services Group) / Solera, Inc.**	975		2.3x	NA	NA	NA	NA
27-Dec-05	**Sedgwick CMS Holdings / Fidelity National Financial Inc**	635		1.6x	NA	NA	NA	NA
15-Sep-05	**Fidelity National Information Services Inc. / Certegy Inc.**	2,464	11.1%	2.3x	2.3x	10.0x	20.5x	20.2x
28-Jul-05	**SS&C Technologies Inc. / The Carlyle Group**	989	21.9%	8.2x	6.1x	23.1x	40.5x	34.6x
28-Mar-05	**SunGard Data Systems / Private Equity Consortium**	11,300	44.3%[4]	3.2x	3.1x	10.8x	25.5x	20.9x
8-Nov-04	**Gecis / General Atlantic Partners & Oak Hill Capital**	800		1.9x	1.6x	8.0x	NA	NA
13-Jul-04	**National Processing Inc. / Bank of America**	1,137	(8.1%)	2.2x	NA	9.9x	25.6x	25.3x
2-Apr-03	**Concord EFS / First Data Corp.**	5,783	25.0%	2.9x	NA	10.3x	20.7x	19.1x
	Mean			2.9x	3.3x	11.8x	24.6x	24.0x
	Median			2.3x	2.7x	10.3x	23.1x	20.9x

Notes
1. Estimates per CIBC research (as of 2/6/06) and I/B/E/S
2. Estimates per Morgan Keegan (as of 1/31/06) and I/B/E/S
3. Premium to unaffected share price as of close of 10/4/05 (1-day prior to company's announcement to evaluate strategic alternatives)
4. Premium to unaffected share price as of close of 3/18/05

Morgan Stanley

16

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Illustrative LBO Sensitivity Analysis

Management Base Case

- **Assuming a price of $44.50 / share, the proposed capital structure could be the following:**
  - **$2,885MM of debt (6.5x Debt / LTM EBITDA**
  - **$1,259MM of equity**
- **Returns from an investor perspective very sensitive to price, leverage and margins**

Sources	$MM	%
Bank Debt	1,775	43%
Subordinated Debt	1,110	27%
Total Debt	2,885	70%
Equity	1,259	30%
Total Sources	4,143	

Uses	$MM	%
Purchase of Equity	3,269	79%
Refinancing of Debt	775	19%
Transaction Costs	100	2%
Total Uses	4,143	

LBO Sensitivity Analysis

Assumes 6.5x Total Debt / LTM EBITDA Leverage

Share Purchase Price	LTM EBITDA Adj. Multiple [1]	Implied Aggregate Value	Equity Contribution $ Value	Equity Contribution % of Sources	5 Year IRR Exit Multiple (Adj. EBITDA) 8.00x	8.50x	9.00x
$42.00	8.6x	3,837	1,067	27.0%	21.3%	23.3%	25.2%
$43.00	8.8x	3,914	1,144	28.4%	19.8%	21.8%	23.7%
$44.00	9.0x	3,990	1,220	29.7%	18.5%	20.5%	22.3%
$45.00	9.2x	4,067	1,297	31.0%	17.3%	19.2%	21.1%
$46.00	9.3x	4,144	1,374	32.3%	16.2%	18.1%	19.9%
$47.00	9.5x	4,220	1,450	33.5%	15.1%	17.0%	18.8%
$48.00	9.7x	4,297	1,527	34.6%	14.1%	16.0%	17.7%
$49.00	9.9x	4,374	1,603	35.7%	13.2%	15.0%	16.8%
$50.00	10.0x	4,450	1,680	36.8%	12.3%	14.1%	15.9%
$51.00	10.2x	4,527	1,757	37.8%	11.5%	13.3%	15.0%
$52.00	10.4x	4,603	1,833	38.9%	10.7%	12.5%	14.2%

Notes

1. Includes Other Income and reduced by Minority Interest (assumed cash outflow). LTM adjusted EBITDA equal to $443.8MM as of May 1, 2006, per management estimates

Morgan Stanley

17

CONFIDENTIAL DRAFT

Project Wellington

Discounted cash flow assumptions

– Management Case projections

– 10.0% - 12.0% WACC

– 7.5x – 8.5x EBITDA multiple in 2011

Sensitivity analysis performed highlighting a range of revenue growth rates (assumes constant EBITDA margins)

– 1% decline in revenue CAGR equates to approximately $2.50 to $3.00 per share

Valuation Review

Discounted Cash Flow Analysis

Management Base Case

Management Case

DCF Values

Discount Rate

Exit Mult.

10.0%

11.0%

12.0%

7.5x

$ 45.96

$ 43.66

$ 41.48

8.0x

$ 48.60

$ 46.17

$ 43.87

8.5x

$ 51.24

$ 48.68

$ 46.26

DCF Sensitivity: Exit Multiple v. Revenue CAGR (1)

Assumes 11.0% WACC

Exit EBITDA Multiple

Rev. CAGR

7.5x

8.0x

8.5x

5.0%

$ 35.07

$ 37.13

$ 39.19

6.0%

$ 37.47

$ 39.65

$ 41.83

7.0%

$ 39.97

$ 42.28

$ 44.58

8.0%

$ 42.57

$ 45.01

$ 47.45

9.0%

$ 45.28

$ 47.86

$ 50.45

10.0%

$ 48.11

$ 50.84

$ 53.58

Notes

1. Assumes 11.0% WACC. EBITDA margins held constant at 2005PF management estimates

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Transaction Multiple Comparison

April 2006 vs. June 2005

- **Since June 2005, the potential transaction price for the public shareholders has increased approximately 31%**
  - **Trading price increase plus bifurcation impact**
- **LTM and forward EBITDA multiples have expanded approximately 12% and 11%, respectively**
- **LTM and forward EPS multiples have expanded approximately 16% and 14%, respectively**

West Corporation Multiple Comparison
$MM, except for per share amounts

	June 22, 2005			April 12, 2006		Increase	
	$37.00	$38.00		$48.00	$50.00		
Equity Value [1]	2,655	2,730	Equity Value [1]	3,537	3,690	882	960
Agg. Value [2]	3,000	3,075	Agg. Value [3]	4,297	4,450	1,297	1,375
Premium to Current (6/22/05)	(0.4%)	2.3%	Premium to Current (3/17/06)	11.6%	16.2%	12.0%	13.9%
Premium: 30-Day Avg.	2.7%	5.4%	Premium: 30-Day Avg.	12.7%	17.3%	10.0%	11.9%
AV / LTM Adj. EBITDA (2Q05) [4]	9.4x	9.6x	AV / LTM Adj. EBITDA [5]	10.4x	10.8x	11.2%	12.3%
AV / 2005E Adj. EBITDA [6]	8.4x	8.7x	AV / 2006E Adj. EBITDA [7]	9.3x	9.6x	10.0%	11.2%
AV / 2006E Adj. EBITDA [6]	7.5x	7.7x	AV / 2007E Adj. EBITDA [7]	8.6x	8.9x	14.8%	16.0%
P / E - LTM (2Q05) [8]	20.4x	21.0x	P / E - LTM (4Q05) [9]	23.5x	24.5x	15.2%	16.9%
P / E - 2005E [8]	18.7x	19.2x	P / E - 2006E [9]	21.1x	22.0x	13.0%	14.5%

Notes
1. Fully diluted equity value (treasury method)
2. Assumes 2005 net debt of $346MM per 10-Q as of June 30, 2005
3. Assumes estimated net debt at 5/1/06 of $760MM
4. Adjusted LTM EBITDA last four quarters as of June 30, 2005, per 2005 10-Q. Includes Other Income and reduced by Minority Interest (assumed cash outflow)
5. Adjusted LTM EBITDA as of December 31, 2005, per 2005 10-Ks of Wellington, Intrado and Raindance, respectively. Includes Other Income and reduced by Minority Interest (assumed cash outflow)
6. 2005E and 2006E adjusted EBITDA as per 2005 Osborne model. Includes Other Income and reduced by Minority Interest
7. 2006E and 2007E adjusted EBITDA as per 2006 Combination model. Includes Other Income and reduced by Minority Interest
8. LTM EPS last four quarters as of June 30, 2005, per 2005 10-Q. P / E for full year 2005E based on 2005 Osborne model
9. LTM EPS last four quarters as of December 31, 2005, per 2005 10-K. P / E for full year 2006E based on 2006 Combination model

Morgan Stanley

19

CONFIDENTIAL DRAFT

Project Wellington

Section 4

Considerations

CONFIDENTIAL DRAFT

Project Wellington

Considerations

Share Price Premiums in Context

Implied Premium %

Assumed Purchase Price per Share

Actual Share Price

$ 42.00

$ 43.00

$ 44.00

$ 45.00

$ 46.00

$ 47.00

$ 48.00

$ 49.00

$ 50.00

$ 51.00

$ 52.00

Current (4/12/2006)

$ 48.44

(13.3%)

(11.2%)

(9.2%)

(7.1%)

(5.0%)

(3.0%)

(0.9%)

1.2%

3.2%

5.3%

7.3%

Average Post-Guidance

$ 46.97

(10.6%)

(8.5%)

(6.3%)

(4.2%)

(2.1%)

0.1%

2.2%

4.3%

6.4%

8.6%

10.7%

10-Day Average Pre-Guidance

$ 44.32

(5.2%)

(3.0%)

(0.7%)

1.5%

3.8%

6.0%

8.3%

10.6%

12.8%

15.1%

17.3%

Last 30 Trading Days Avg.

$ 44.23

(5.0%)

(2.8%)

(0.5%)

1.7%

4.0%

6.3%

8.5%

10.8%

13.0%

15.3%

17.6%

Last 60 Trading Days Avg.

$ 42.95

(2.2%)

0.1%

2.4%

4.8%

7.1%

9.4%

11.8%

14.1%

16.4%

18.7%

21.1%

Last 90 Trading Days Avg.

$ 42.14

(0.3%)

2.0%

4.4%

6.8%

9.2%

11.5%

13.9%

16.3%

18.6%

21.0%

23.4%

Last 180 Trading Days Avg.

$ 40.70

3.2%

5.6%

8.1%

10.6%

13.0%

15.5%

17.9%

20.4%

22.8%

25.3%

27.8%

LTM Average

$ 39.33

6.8%

9.3%

11.9%

14.4%

17.0%

19.5%

22.1%

24.6%

27.1%

29.7%

32.2%

LTM High (1)

$ 48.44

(13.3%)

(11.2%)

(9.2%)

(7.1%)

(5.0%)

(3.0%)

(0.9%)

1.2%

3.2%

5.3%

7.3%

LTM Low (1)

$ 31.17

34.7%

38.0%

41.2%

44.4%

47.6%

50.8%

54.0%

57.2%

60.4%

63.6%

66.8%

Notes

1. LTM high and LTM low based on closing prices

CONFIDENTIAL DRAFT

Project Wellington

Considerations

Consideration Paid Analysis

Equity Value Per Share for the Public Shareholders

Equity Value to Public Shareholders

Consideration Paid (1)(2) $MM, except where noted

Sponsor Offer Price

Price

$ 44.00

$ 44.50

$ 45.00

$ 45.50

$ 46.00

$ 46.50

$ 47.00

Price

Premium (3)

(0.5%)

0.6%

1.7%

2.9%

4.0%

5.1%

6.3%

Price

%

$ 40.00

(9.6%)

48.75

49.84

50.92

52.00

53.08

54.16

55.23

$ 41.00

(7.3%)

47.57

48.66

49.74

50.83

51.91

52.99

54.07

$ 42.00

(5.0%)

46.39

47.48

48.57

49.65

50.74

51.82

52.90

$ 43.00

(2.8%)

45.20

46.29

47.38

48.47

49.56

50.64

51.73

$ 44.00

(0.5%)

44.00

45.10

46.19

47.29

48.38

49.47

50.55

$ 44.23

0.0%

43.72

44.82

45.92

47.01

48.11

49.20

50.28

$ 45.00

1.7%

42.80

43.90

45.00

46.10

47.19

48.28

49.37

Founder Shareholders

Consideration Paid Premium (1)(2) $MM, except where noted

Sponsor Offer Price

Price

$ 44.00

$ 44.50

$ 45.00

$ 45.50

$ 46.00

$ 46.50

$ 47.00

Premium (3)

(0.5%)

0.6%

1.7%

2.9%

4.0%

5.1%

6.3%

Price

%

$ 40.00

(9.6%)

10.2%

12.7%

15.1%

17.6%

20.0%

22.4%

24.9%

$ 41.00

(7.3%)

7.6%

10.0%

12.5%

14.9%

17.4%

19.8%

22.2%

$ 42.00

(5.0%)

4.9%

7.3%

9.8%

12.3%

14.7%

17.2%

19.6%

$ 43.00

(2.8%)

2.2%

4.7%

7.1%

9.6%

12.0%

14.5%

17.0%

$ 44.00

(0.5%)

(0.5%)

2.0%

4.4%

6.9%

9.4%

11.8%

14.3%

$ 44.23

0.0%

(1.1%)

1.3%

3.8%

6.3%

8.8%

11.2%

13.7%

$ 45.00

1.7%

(3.2%)

(0.7%)

1.7%

4.2%

6.7%

9.2%

11.6%

Founder Shareholders

Premium to 30-Day Share Price Average (3)

Notes

1. Fully diluted equity value (treasury method). Options (per management guidance) allocated to minority shareholders

2. Assumes Gary L. West and Mary E. West own 40.0MM basic shares, per management guidance

3. Premium to 30-Day share price average of $44.23, as of 4/12/06

CONFIDENTIAL DRAFT

Project Wellington

Analysis assumes founders’ rollover of $200MM (4.5MM shares at offer price of $44.50)

– Still has not been proposed

Considerations

Founders’ Economics Relative to Public

Founders’ Economics Relative to Public

$MM, except where noted

Value at Various Prices

Discount from $ 48.00

Shares (MM)

% of Total

$ 42.00

$ 44.50

$ 48.00

$ 42.00

$ 44.50

Total Founders’ Shares (1)

40.0

100%

1,681

1,781

1,922

(240)

(140)

Shares Sold

35.5

89%

1,493

1,581

1,706

(213)

(124)

Shares Rolled Over

4.5

11%

189

200

216

NM

NM

Notes

1. Assumes Gary L. West and Mary E. West own 40.0MM basic shares, per management guidance

CONFIDENTIAL DRAFT

Project Wellington

Considerations

Illustrative Leveraged Recapitalization Example

Management Case

- **Transaction assumptions**
  - **Buy shares back at 5% premium ($50.86, compared to $44.84 in prior analysis)**
  - **Funded with debt at an incremental cost of 6.5%**
  - **Pro rata buyback to keep existing ownership stake**
  - **No paydown of incremental debt**

Current Statistics $MM, except where noted	
Stock Price	$48.44
F/D Shares (MM)[4]	74
Market Cap.	3,571
2006E EPS	$2.27
2007E EPS	$2.62
2006 P/E	21.3x
2007 P/E	18.5x
Debt (Post Acq.)[5]	777
Adj. EBITDA[6]	462

$500MM Buyback		
Shares Repurchased (MM)		9.8
% of 2006PF Diluted Shares[1]		13.5%
Pro Forma 2006PF Shares (MM)[1]		62.8
Pro Forma Debt ($MM)[2]		1,277
Pro Forma Debt / Adj. EBITDA[3]		2.9x
	2006PF	2007E
EPS	$2.29	$2.67
% Accretion	0.5%	2.1%

$1000MM Buyback		
Shares Repurchased (MM)		19.7
% of 2006PF Diluted Shares[1]		27.1%
Pro Forma 2006PF Shares (MM)[1]		52.9
Pro Forma Debt ($MM)[2]		1,777
Pro Forma Debt / Adj. EBITDA[3]		4.0x
	2006PF	2007E
EPS	$2.30	$2.75
% Accretion	1.3%	5.1%

Stock Price Impact
$500MM Buyback

Multiple	2006PF $2.29	2007E $2.67
17x	$38.86	$45.47
18x	$41.15	$48.14
19x	$43.43	$50.82
20x	$45.72	$53.49
21x	$48.00	$56.17
22x	$50.29	$58.84

Stock Price Impact
$1000MM Buyback

Multiple	2006PF $2.30	2007E $2.75
17x	$39.15	$46.77
18x	$41.45	$49.52
19x	$43.76	$52.28
20x	$46.06	$55.03
21x	$48.36	$57.78
22x	$50.66	$60.53

Notes
1. Diluted shares based on management estimates equal to 72.6MM and 73.2MM as of 2006PF and 2007E, respectively
2. Estimated net debt at 5/1/06 of $760MM plus transaction debt
3. As of June 30, 2006. Adjusted EBITDA includes Other Income and is reduced by Minority Interest (assumed cash outflow)
4. Treasury method
5. Assumes estimated net debt at 5/1/06 of $760MM
6. Includes Other Income and reduced by Minority Interest (assumed cash outflow)

Morgan Stanley

23

CONFIDENTIAL DRAFT

Project Wellington

Assuming a constant P / E range of 17x – 21x, projected EPS growth would suggest a future share price of $70 - $85 by 2010

Depending on the time horizon, the net present value of the future stock price is approximately $50 - $52 based on the Management Base Case

P/E range consistent with historic P/E (17x) vs. current (21x)

Considerations

Illustrative Projected Share Price Analysis

Mid-Point Present Values

Wellington Projected Share Price: Based on Constant NTM P/E Range of 17x – 21x (1)

$

90.00

80.00

70.00

60.00

50.00

40.00

30.00

$ 87.36

$ 76.65

$ 67.41

$ 70.72

$ 62.05

$ 55.02

$ 54.57

$ 47.67

$ 44.54

$ 38.59

2006E

2007E

2008E

2009E

2010E

CAGR

Mgmt. EPS Estimates ($):

2.27

2.62

3.21

3.65

4.16

16.4%

PV of Share Prices – 17x (2):

$ 40.91

$ 44.75

$ 45.44

$ 46.24

PV of Share Prices – 19x (2):

$ 45.72

$ 50.02

$ 50.78

$ 51.67

PV of Share Prices – 21x (2):

$ 50.54

$ 55.28

$ 56.13

$ 57.11

Notes

1. Assumes: 17x–21x PE multiple and 70.4MM shares outstanding for Wellington

2. Assumes 2006 valuation date and an illustrative 12% cost of equity